SUMMARY PROSPECTUS
Delaware VIP® Value Series — Standard Class

April 30, 2010

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2010, are each incorporated by reference into this summary prospectus.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Value Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	none
	Other expenses	0.11%
	Total annual series operating expenses	0.76%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$78
	3 years	$243
	5 years	$422
	10 years	$942

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 22% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Series will invest at least 80% of its net assets in large-capitalization companies (80% policy). The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Series’ investment manager, Delaware Management Company (Manager or we), seeks to select securities we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential, or the asset value of the respective issuers. We also consider a company’s plans for future operations on a selective basis.

The Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach that considers factors such as:

-	A security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

-	Favorable earning prospects and dividend yield;

-	The financial condition of the issuer; and

-	Various qualitative factors.

We may sell a security if we no longer believe that the security will contribute to meeting the investment objective of the Series. In considering whether to sell a security, we may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Other principal risks include:

Risk	Definition
Counterparty risk
The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Legislative and regulatory risk
The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures.

Liquidity risk
The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them, which may prevent the Manager from disposing of securities at a favorable time or price during periods of infrequent trading of such a security.

HOW HAS THE DELAWARE VIP® VALUE SERIES PERFORMED?

The bar chart and table below can help you evaluate the risks of investing in the Series. The bar chart shows how annual returns for the Series’ shares have varied over the past 10 calendar years. The table shows the Series’ average annual returns for the 1-, 5-, and 10-year periods compared to a broad-based securities index. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 17.66% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.89% for the quarter ended September 30, 2002.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years
Delaware VIP Value Series – Standard Class	17.96%	0.10%	2.58%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Series
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Focus Equity	March 2004
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	March 2004
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2004
Nikhil G. Lalvani, CFA	Vice President, Portfolio Manager	October 2006
Nashira S. Wynn	Vice President, Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Portfolio Manager	December 2008

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at NAV. Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

Shares of the Series must be purchased through variable annuity contracts or variable life insurance contracts (variable contracts). Because shares of the Series must be purchased through variable contracts, such distributions will be exempt from current taxation if left to accumulate within the variable contracts. You should refer to your contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-872 [12/09] DG3 15062 4/10	Investment Company Act File No. 811-05162